UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21477

Western Asset Inflation-Linked Opportunities & Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2018

WESTERN ASSET

INFLATION-LINKED

OPPORTUNITIES &

INCOME FUND (WIW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended May 31, 2018.

Special shareholder notice:

On April 27, 2018, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (WIW) was renamed Western Asset Inflation-Linked Opportunities & Income Fund. The Fund’s common shares continue to trade under its existing New York Stock Exchange symbol and its CUSIP (95766R104) remains the same.

In addition, on February 26, 2018, the Fund announced new management arrangements designed to reduce shareholder expenses and enhance management efficiencies for the Fund. As a result of the changes, certain of which were subject to shareholder approval, aggregate annual advisory and administration fee rates for the Fund are expected to decrease by approximately 0.24% of total Fund assets, including assets attributable to leverage, on an annual basis.

Shareholder savings on the Fund will result from Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) replacing Security Investors, LLC (“Security Investors”) and assuming its responsibilities for the Fund. Western Asset now provides investment advisory services directly to the Fund at an annual rate of 0.35% of total Fund assets, including assets attributable to leverage, rather than as subadviser to Security Investors. LMPFA assumed Security Investors’ servicing responsibilities for a total annual rate of 0.05% of total Fund assets, including assets attributable to leverage, including the services LMPFA already provided to the Fund.

These changes were implemented beginning on April 27, 2018 (and were therefore not effective for the entire six-month reporting period) on an interim basis — subject to Fund shareholder approval of new investment advisory and sub-advisory agreements.

The Fund included a vote on these new contracts at its annual meeting of shareholders held on May 30, 2018. Fund shareholders approved the proposed investment advisory agreement

II	Western Asset Inflation-Linked Opportunities & Income Fund

between the Fund and Western Asset and each of the proposed investment management agreements between Western Asset and each of Western Asset Management Company Limited (“Western London”), Western Asset Company Ltd. (“Western Japan”) and Western Asset Management Pte. Ltd. (“Western Singapore”), in each case for a two-year term. Western Asset’s portfolio management team for the Fund, and the Fund’s investment strategies, have not changed as a result of restructuring the management arrangements for the Fund.

For the six-month reporting period ended May 31, 2018, the Fund returned 0.04% based on its net asset value (“NAV”)i and 0.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 0.40% and 0.50%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions, including returns of capital, if any. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Details of Fund fees and expenses appear elsewhere in this report.

A number of adjustments were made to the Fund during the reporting period. We decreased the Fund’s exposures to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv, high-yield corporate bonds and cash. Conversely, we increased the Fund’s allocation to emerging market sovereigns where we found more attractive opportunities. We also increased the Fund’s durationv, largely in the two- to five-year portion of the yield curvevi. However, we modestly pared the Fund’s longer duration positions given less attractive valuations.

The Fund employed U.S. Treasury futures and options, including options on futures, Eurodollar futures, Euro-bund futures and Euro-BTP futures during the reporting period to manage its yield curve positioning and interest rate risk, or duration. The use of these derivative instruments generally contributed to performance. Credit default swaps (“CDX”) basket contracts were employed to achieve synthetic exposure to the broad investment grade corporate bond market. Finally, currency forwards and currency futures, which were used to manage the Fund’s currency exposures, contributed to performance, benefiting from a diversified exposure to a range of currencies including the yen, euro and Mexican peso.

Leverage was used to increase the Fund’s credit bond exposure, which served to add yield to the portfolio. We ended the reporting period with leverage as a percentage of gross assets of roughly 28% versus 27% when the period began.

Several strategies contributed in roughly equal measure to the Fund’s absolute performance during the reporting period. These included the Fund’s tactical allocation to nominal U.S. Treasuries and Treasury futures as their yields moved higher, investments in commodities, in particular oil, and allocations to both corporate and structured product sectors. Examples of investment grade corporate bonds that aided the Fund’s results were Noble Energy and Continental Resources, both of which

Western Asset Inflation-Linked Opportunities & Income Fund	III

Letter to shareholders (cont’d)

benefited from rising oil prices. High-yield corporate bonds that benefited performance included Valeant Pharmaceuticals and Oasis Petroleum.

The Fund’s exposure to securitized products was also rewarded. In particular, the Fund’s allocations to non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities were beneficial for results as they generated positive returns. Elsewhere, the Fund’s allocation to TIPS and its duration positioning contributed to performance. An allocation to emerging markets was also additive to returns.

The largest detractor from the Fund’s absolute performance for the reporting period was its non-U.S. dollar currency and rate exposures. The main currency detractors included exposures to the Argentine peso, Russian ruble and Brazilian real. The Fund’s yield curve positioning was also a modest headwind for returns. Finally, certain investment-grade corporate bonds detracted from returns, such as Southern Copper and Barclays Plc. High-yield corporate bonds that were negative for results included Sanchez Energy.

As of May 31, 2018, the Fund’s market price of $11.14 per share represented a discount of 11.45% to its NAV of $12.58 per share. In each month of the period, the Fund provided its investors with a distribution of $0.0360 per share. The most recent distribution represents an annualized distribution rate of 3.88% based on the Fund’s last closing market price of $11.14 as of May 31, 2018. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. Please see Note 1(r) on page 32 for more information on distributions for the period.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions and at the time of purchase, the Fund will:

•	Invest at least 80% of its total managed assetsvii in inflation-linked securities

•	Invest no more than 40% of its total managed assets in below investment grade securities

•

Invest up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged)

•

Engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the capacity to have 100% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities

•

Utilize commodity-related strategies for up to 10% of its total managed assets. Exposure to commodities is expected to be achieved through the use of a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

IV	Western Asset Inflation-Linked Opportunities & Income Fund

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund also has the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. The Fund may invest up to 20% of the portfolio in debt instruments of emerging markets issuers that are not inflation-linked securities.

Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationviii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The portfolio’s duration was 6.88 years as of May 31, 2018. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. The Fund may enter into total return swap contracts for investment purposes. The Fund may enter into interest rate swaps and consumer price index swaps to manage its interest rate and inflation-linked risk exposure, hedging, or for investment purposes.

In March 2016, the Board of Trustees (the “Board”) authorized management to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the shares are trading at a discount to NAV and when such purchases could enhance shareholder value.

The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. Although the Fund’s shares traded at a discount during the reporting period, in accordance with the Board’s authorization of repurchases, management believed that there were more compelling investment opportunities to generate income for shareholders in line with the Fund’s primary investment objectives and, accordingly, the Fund did not repurchase any shares during the reporting period.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 45 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please call 1-888-777-0102 or visit the Fund’s website at www.lmcef.com (click on the name of the Fund).

Sincerely,

Western Asset Management Company, LLC

June 29, 2018

Western Asset Inflation-Linked Opportunities & Income Fund	V

Letter to shareholders (cont’d)

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

Duration is the measure of the price sensitivity of a fixed- income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

viii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

VI	Western Asset Inflation-Linked Opportunities & Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 22.9% when the period began.

Western Asset Inflation-Linked Opportunities & Income Fund	VII

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended May 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.78% — equaling its low for the period — and ended the period at 2.40%. Its peak for the period of 2.59% occurred on May 22, 2018. The yield for the ten-year Treasury began the reporting period at 2.42% and ended the period at 2.83%. The low for the period of 2.33% occurred on December 6, 2017 and the high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.04% during the six-month reporting period ended May 31, 2018.

Q. What was the inflationary environment during the reporting period?

A. Inflation remained generally well contained during the reporting period. For the six months ended May 31, 2018, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.99%. The CPI-U less food and energy was 1.57% over the same period. Inflation-protected securities generated a small gain during the reporting period. For the six months ended May 31, 2018, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexvi returned 0.49%.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned 0.06% for the six months ended May 31, 2018. The high-yield market posted a modest gain during the first two months of the reporting period. Those gains were then erased in February and March 2018.

VIII	Western Asset Inflation-Linked Opportunities & Income Fund

This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market then rallied in April 2018 and was relatively flat in May 2018.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -3.66% during the six months ended May 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied in April and May 2018, negatively impacting the performance of the asset class.

Performance review

For the six months ended May 31, 2018, Western Asset Inflation-Linked Opportunities & Income Fund returned 0.04% based on its net asset value (“NAV”)ix and 0.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Indexx and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Indexxi, returned 0.40% and 0.50%, respectively, for the same period. The Bloomberg Barclays World Government Inflation-Linked All Maturities Indexxii and the Fund’s Custom Benchmarkxiii returned -0.40% and 0.13%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.22 per share. As of May 31, 2018, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$12.58 (NAV)	0.04	%†
$11.14 (Market Price)	0.37	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Inflation-Linked Opportunities & Income Fund	IX

Investment commentary (cont’d)

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the NYSE, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. This Fund was no exception to the phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which the Board of Trustees regularly evaluates, we believe that if investor demand for inflation-linked investments increased, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed-income portfolios.

Thank you for your investment in Western Asset Inflation-Linked Opportunities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 29, 2018

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. International investments are subject to currency fluctuations as well as social, economic and political risks. These risks are magnified in emerging markets.

An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic

X	Western Asset Inflation-Linked Opportunities & Income Fund

conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment manager may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher-quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment manager’s credit analysis than if the Fund held exclusively higher-quality and rated securities.

If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).

Due to recent regulatory changes, additional regulatory requirements may be imposed, and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes

Western Asset Inflation-Linked Opportunities & Income Fund	XI

Investment commentary (cont’d)

in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

XII	Western Asset Inflation-Linked Opportunities & Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]i	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xi

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xii	The Bloomberg Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiii

The Custom Benchmark is comprised of 90% Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index, 5% Bloomberg Barclays U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset Inflation-Linked Opportunities & Income Fund	XIII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and November 30, 2017 and does not include derivatives such as forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset Inflation-Linked Opportunities & Income Fund*

*	Formerly, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

2	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset Inflation-Linked Opportunities & Income Fund*

*	Formerly, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

May 31, 2018

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 107.4%
U.S. Treasury Bonds, Inflation Indexed	1.250%	7/15/20	18,308,800	$18,690,891
U.S. Treasury Bonds, Inflation Indexed	0.125%	4/15/22	4,104,600	4,030,339
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	10,591,360	11,776,481
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	141,287,296	155,124,407	(a)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	8,004,931	8,754,919	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	21,261,575	27,072,314	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	17,353,736	20,425,667	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	21,859,632	28,885,491	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	8,082,200	10,138,542
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	7,293,184	9,215,355
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	6,599,475	6,212,224
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	36,535,014	40,576,727	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	19,520,779	18,812,758
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	2,998,049	2,975,744
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	7,083,930	7,274,714
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	47,925,900	47,749,922	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	63,939,000	63,440,341	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	71,083,248	72,293,896	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	14,781,654	14,884,019
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	63,082,095	62,215,140	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	65,258,214	63,960,396	(a)(b)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	26,497,768	26,324,912
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	31,294,448	31,320,982
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	21,430,631	20,873,998
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	53,836,328	53,587,527	(a)
Total U.S. Treasury Inflation Protected Securities (Cost — $823,085,728)				826,617,706
Corporate Bonds & Notes — 8.7%
Consumer Staples — 0.4%
Food Products — 0.3%
MARB Bondco. PLC, Senior Notes	7.000%	3/15/24	1,850,000	1,757,500	(c)
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	960,000	894,000
Total Consumer Staples				2,651,500
Energy — 3.9%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	500,000	500,105

See Notes to Consolidated Financial Statements.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 3.8%
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	$3,117,561
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	500,000	542,664
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	946,433
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	2,432,508
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,000,000	2,835,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	2,233,599
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	3,758,000	(c)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	200,000	181,500	(c)
Noble Energy Inc., Senior Notes	4.950%	8/15/47	3,210,000	3,346,379
Noble Energy, Inc., Senior Notes	3.900%	11/15/24	500,000	498,605
Oasis Petroleum, Inc., Senior Notes	6.875%	1/15/23	890,000	904,463
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	500,000	613,058
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	2,000,000	2,045,000
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,000,000	2,045,000
Williams Cos Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,473,375
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	1,700,000	1,727,625	(d)
Total Oil, Gas & Consumable Fuels				29,700,770
Total Energy				30,200,875
Financials — 1.0%
Banks — 0.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,060,000	5,499,587
Diversified Financial Services — 0.3%
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.811%	2/12/23	233,126	237,206	(c)(e)
ILFC E-Capital Trust II, Ltd. Gtd. Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate)+1.800%)	4.890%	12/21/65	2,084,000	1,998,035	(c)(e)
Total Diversified Financial Services				2,235,241

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	48,492	$65,465	(c)
Total Financials				7,800,293
Health Care — 2.0%
Health Care Equipment & Supplies — 0.5%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	3,000,000	3,033,750	(c)
Immucor Inc., Senior Notes	11.125%	2/15/22	1,180,000	1,215,400	(c)
Total Health Care Equipment & Supplies				4,249,150
Health Care Providers & Services — 0.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,190,000	2,113,350
Universal Hospital Services, Inc., Secured Notes	7.625%	8/15/20	1,456,000	1,468,740
Total Health Care Providers & Services				3,582,090
Pharmaceuticals — 1.0%
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	4,890,000	4,541,587	(c)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	220,000	231,000	(c)
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	2,620,000	2,756,581	(c)
Total Pharmaceuticals				7,529,168
Total Health Care				15,360,408
Industrials — 0.4%
Aerospace & Defense — 0.2%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	1,464,000	1,501,551	(c)
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	1,500,000	1,601,250	(c)
Total Industrials				3,102,801
Materials — 1.0%
Metals & Mining — 1.0%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	500,000	540,418
Freeport-McMoRan, Inc., Senior Notes	6.875%	2/15/23	3,000,000	3,232,500
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000	478,480	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000	3,470,482
Total Materials				7,721,880
Total Corporate Bonds & Notes (Cost — $62,333,121)				66,837,757

See Notes to Consolidated Financial Statements.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 7.4%
Argentina — 0.7%
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	33.206%	6/21/20	132,660,000	ARS	$5,556,210	(e)
Brazil — 0.0%
Federative Republic of Brazil, Notes	10.000%	1/1/27	570,000	BRL	142,841
Chile — 1.0%
Republic of Chile, Bonds	5.000%	3/1/35	4,785,000,000	CLP	7,532,249
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	3,120,000		3,230,604	(c)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,070,000		1,012,487	(d)
Total Ecuador					4,243,091
Indonesia — 1.6%
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	880,000		841,815	(c)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	100,812,000,000	IDR	7,240,761
Republic of Indonesia, Senior Notes	3.850%	7/18/27	400,000		384,438	(c)
Republic of Indonesia, Senior Notes	3.500%	1/11/28	1,790,000		1,678,461
Republic of Indonesia, Senior Notes	5.125%	1/15/45	430,000		432,913	(c)
Republic of Indonesia, Senior Notes	4.350%	1/11/48	2,010,000		1,844,095
Total Indonesia					12,422,483
Mexico — 1.6%
United Mexican States, Senior Bonds	7.750%	11/13/42	251,000,000	MXN	12,343,829
Nigeria — 0.0%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	280,000		277,119	(c)
Russia — 1.0%
Russian Federal Bonds	7.050%	1/19/28	487,690,000	RUB	7,720,318
Uruguay — 0.9%
Republic of Uruguay, Bonds	4.250%	4/5/27	205,047,516	UYU	6,969,376
Total Sovereign Bonds (Cost — $64,493,897)					57,207,516
Collateralized Mortgage Obligations — 5.6%
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	2.438%	9/29/36	13,358,006		10,142,641	(c)(e)
Banc of America Funding Trust, 2015-R2 5A2	2.509%	9/29/36	8,440,403		4,551,454	(c)(e)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	276,806		142,555	(e)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,935,686	$1,582,391
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,450,011	1,408,648	(e)
Credit Suisse Mortgage Trust, 2015-2R 3A2	2.107%	4/27/36	2,690,000	2,116,409	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust Series, 2017-2 M1	4.000%	8/25/56	3,690,000	3,602,362	(c)(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust Series, 2017-2 M2	4.000%	8/25/56	5,170,000	4,730,550	(c)(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.410%	10/25/29	2,660,000	2,915,571	(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.110%	2/25/30	2,950,000	3,100,494	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.817%	2/12/49	2,501,639	1,903,422	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	5.970%	2/15/51	174,480	171,343	(e)
Lehman Mortgage Trust, 2006-5 2A2 IO (-1.000 X 1 mo. USD LIBOR + 7.150%)	5.190%	9/25/36	3,089,246	720,131	(e)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3 (6 mo. USD LIBOR + 2.170%)	3.185%	6/25/37	108,003	76,742	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	2.558%	2/25/46	2,565,178	2,377,325	(e)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.610%	11/15/48	5,912,000	3,790,910	(c)(e)
Total Collateralized Mortgage Obligations (Cost — $41,132,002)				43,332,948

See Notes to Consolidated Financial Statements.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 4.9%
Argentina — 0.6%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	3.750%	2/8/19	127,071,846	ARS	$4,936,471
Brazil — 1.7%
Federative Republic of Brazil, Notes	6.000%	8/15/50	20,923,056	BRL	5,891,049
Federative Republic of Brazil, Notes	6.000%	8/15/30	25,384,615	BRL	7,113,153
Total Brazil					13,004,202
Italy — 2.6%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.100%	9/15/26	15,237,740	EUR	20,001,164	(d)
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $38,843,873)					37,941,837
Asset-Backed Securities — 0.9%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.400%)	2.360%	9/25/46	71,179		68,868	(e)
Origen Manufactured Housing, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	3.119%	10/15/37	6,821,508		6,603,834	(c)(e)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	151,659		149,958	(c)(e)
Total Asset-Backed Securities (Cost — $6,276,877)					6,822,660
Senior Loans — 0.1%
Consumer Discretionary — 0.1%
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%) (Cost — $1,115,845)	7.480%	10/28/20	1,170,400		863,170	(e)(g)(h)
Total Senior Loans (Cost — $1,115,845)					863,170
Total Investments before Short-Term Investments (Cost — $1,037,281,343)					1,039,623,594

			Shares
Short-Term Investments — 2.5%
Dreyfus Government Cash Management, Institutional Shares (Cost — $19,092,753)	1.677%		19,092,753		19,092,753
Total Investments — 137.5% (Cost — $1,056,374,096)					1,058,716,347
Liabilities in Excess of Other Assets — (37.5)%					(288,978,818)
Total Net Assets — 100.0%					$769,737,529

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Inflation-Linked Opportunities & Income Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble
USD	— United States Dollar
UYU	— Uruguayan Peso

At May 31, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Credit Suisse	1.550%	12/27/2017	TBD**	$17,118,750	U.S. Treasury inflation protected securities	$17,468,112
Deutsche Bank	2.110%	5/15/2018	8/15/2018	283,183,125	U.S. Treasury inflation protected securities	290,444,231
				$300,301,875		$307,912,343

See Notes to Consolidated Financial Statements.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**

TBD-To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as-of May 31, 2018.

At May 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	112	12/18	$27,699,364	$27,283,200	$(416,164)
90-Day Eurodollar	336	12/19	81,690,605	81,610,200	(80,405)
Canadian Dollar	432	6/18	33,728,141	33,356,880	(371,261)
Copper	229	7/18	18,045,663	17,547,125	(498,538)
Euro	94	6/18	14,577,167	13,748,088	(829,079)
Euro-BTP	67	6/18	9,912,294	9,885,569	(26,725)
Gold 100 Ounce	114	8/18	14,902,310	14,873,580	(28,730)
Mexican Peso	224	6/18	5,926,103	5,597,760	(328,343)
U.S. Treasury 10-Year Notes	948	9/18	112,404,102	114,174,750	1,770,648
U.S. Treasury 5-Year Notes	1,089	9/18	123,480,622	124,026,896	546,274
U.S. Treasury Ultra 10-Year Notes	366	9/18	46,537,963	46,973,812	435,849
WTI Crude	320	11/18	22,136,106	21,056,000	(1,080,106)
WTI Crude	357	12/21	19,227,068	19,902,750	675,682
					(230,898)
Contracts to Sell:
90-Day Eurodollar	65	9/18	15,954,451	15,854,312	100,139
British Pound	67	6/18	5,839,026	5,568,956	270,069
Euro-Bund	325	9/18	61,502,697	61,580,878	(78,181)
U.S. Treasury Long-Term Bonds	242	9/18	34,739,317	35,120,250	(380,933)
U.S. Treasury Ultra
Long-Term Bonds	271	9/18	42,734,680	43,224,500	(489,820)
WTI Crude	320	7/18	22,748,982	21,452,800	1,296,182
					717,456
Net unrealized appreciation on open futures contracts					$486,558

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Inflation-Linked Opportunities & Income Fund

At May 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	10,087,340	USD	8,025,698	Barclays Bank PLC	7/19/18	$(236,092)
GBP	4,941,589	USD	7,060,918	Barclays Bank PLC	7/19/18	(475,309)
MYR	33,790,000	USD	8,718,425	Barclays Bank PLC	7/19/18	(238,853)
RUB	704,700,000	USD	11,262,586	Barclays Bank PLC	7/19/18	(37,182)
USD	38,374,876	EUR	30,884,839	Barclays Bank PLC	7/19/18	2,127,671
USD	17,224,069	TWD	499,498,000	Barclays Bank PLC	7/19/18	487,710
JPY	897,550,000	USD	8,405,325	Citibank N.A.	7/19/18	(125,823)
MXN	74,570,000	USD	4,022,375	Citibank N.A.	7/19/18	(316,059)
RUB	1,174,869,000	USD	18,754,394	Citibank N.A.	7/19/18	(39,509)
USD	723,269	EUR	620,000	Citibank N.A.	7/19/18	(4,378)
COP	59,142,910,000	USD	21,063,265	JP Morgan Chase & Co.	7/19/18	(641,583)
INR	503,530,000	USD	7,671,085	JP Morgan Chase & Co.	7/19/18	(250,743)
RUB	713,750,000	USD	11,513,025	JP Morgan Chase & Co.	7/19/18	(143,461)
Total						$106,389

Abbreviations used in this table:
CAD	— Canadian Dollar
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
RUB	— Russian Ruble
TWD	— Taiwan Dollar
USD	— United States Dollar

At May 31, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.30 Index	$33,330,000	6/20/23	1.000% quarterly	$512,816	$591,636	$(78,820)

See Notes to Consolidated Financial Statements.

12	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited)

May 31, 2018

Assets:
Investments, at value (Cost — $1,056,374,096)	$1,058,716,347
Foreign currency, at value (Cost — $1,651,280)	1,501,806
Interest receivable	5,596,766
Unrealized appreciation on forward foreign currency contracts	2,615,381
Deposits with brokers for open futures contracts	2,436,141
Receivable for securities sold	1,488,842
Foreign currency collateral for open futures contracts, at value (Cost — $1,343,634)	1,354,892
Deposits with brokers for OTC derivatives	1,030,000
Deposits with brokers for centrally cleared swap contracts	650,220
Receivable for open OTC swap contracts	67,586
Prepaid expenses	65,109
Total Assets	1,075,523,090

Liabilities:
Payable for open reverse repurchase agreements	300,301,875
Unrealized depreciation on forward foreign currency contracts	2,508,992
Payable for securities purchased	1,439,729
Payable to broker — variation margin on open futures contracts	431,355
Interest payable	397,141
Investment management fee payable	318,424
Due to custodian	99,495
Payable to broker — variation margin on centrally cleared swap contracts	98,953
Administration fee payable	45,489
Trustees’ fees payable	8,504
Accrued expenses	135,604
Total Liabilities	305,785,561
Total Net Assets	$769,737,529

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding	$819,718,608
Undistributed net investment income	4,603,804
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(57,190,407)
Net unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	2,605,524
Total Net Assets	$769,737,529

Shares Outstanding	61,184,134

Net Asset Value	$12.58

See Notes to Consolidated Financial Statements.

14	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2018

Investment Income:
Interest	$18,829,604
Less: Foreign taxes withheld	(42,091)
Total Investment Income	18,787,513

Expenses:
Investment management fee (Note 2)	2,955,710
Interest expense (Note 3)	2,723,045
Legal fees	617,329
Administration fees (Note 2)	224,498
Transfer agent fees	159,400
Trustees’ fees	68,088
Fund accounting fees	37,913
Stock exchange listing fees	29,708
Commodity pool reports	28,015
Audit and tax fees	25,193
Shareholder reports	17,268
Insurance	6,701
Custody fees	5,704
Miscellaneous expenses	9,515
Total Expenses	6,908,087
Net Investment Income	11,879,426

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,586,666)
Futures contracts	3,810,565
Swap contracts	403,418
Forward foreign currency contracts	1,470,280
Foreign currency transactions	12,309
Net Realized Gain	4,109,906
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(16,528,796)
Futures contracts	1,375,022
Swap contracts	(208,176)
Forward foreign currency contracts	158,928
Foreign currencies	(245,434)
Change in Net Unrealized Appreciation (Depreciation)	(15,448,456)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign
Currency Contracts and Foreign Currency Transactions	(11,338,550)
Increase in Net Assets From Operations	$540,876

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	15

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2018 (unaudited) and the Year Ended November 30, 2017	2018	2017

Operations:
Net investment income	$11,879,426	$23,391,857
Net realized gain	4,109,906	17,963,925
Change in net unrealized appreciation (depreciation)	(15,448,456)	9,775,020
Increase in Net Assets From Operations	540,876	51,130,802

Distributions to Shareholders From (Note 1):
Net investment income	(13,215,773)	(25,666,745)
Decrease in Net Assets From Distributions to Shareholders	(13,215,773)	(25,666,745)
Increase (Decrease) in Net Assets	(12,674,897)	25,464,057

Net Assets:
Beginning of period	782,412,426	756,948,369
End of period*	$769,737,529	$782,412,426
*Includes undistributed net investment income of:	$4,603,804	$5,940,151

See Notes to Consolidated Financial Statements.

16	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Consolidated statement of cash flows (unaudited)

For the Six Months Ended May 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$540,876
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(185,717,384)
Sales of portfolio securities	164,945,849
Net purchases, sales and maturities of short-term investments	10,797,147
Net inflation adjustment	(9,741,870)
Net amortization of premium (accretion of discount)	(3,626,010)
Increase in receivable for securities sold	(1,488,842)
Increase in interest receivable	(550,305)
Decrease in receivable from broker — variation margin on centrally cleared swap contracts	12,261
Increase in prepaid expenses	(40,332)
Decrease in principal paydown receivable	30,529
Increase in receivable for open OTC swap contracts	(67,586)
Decrease in foreign currency collateral for open futures contracts and exchange traded options	422,802
Increase in deposits with brokers for open futures contracts	(852,449)
Increase in deposits with brokers for OTC swap contracts	(770,000)
Increase in deposits with brokers for centrally cleared swap contracts	(113,285)
Increase in payable to broker — variation margin on centrally cleared swap contracts	98,953
Increase in payable for securities purchased	1,439,729
Decrease in investment management fee payable	(206,561)
Decrease in Trustees’ fee payable	(10,724)
Increase in administration fee payable	10,490
Increase in interest payable	230,970
Decrease in accrued expenses	(60,965)
Increase in payable to broker — variation margin on open futures contracts	242,754
Net realized loss on investments	1,586,666
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	16,369,868
Net Cash Provided by Operating Activities*	(6,517,419)

Cash Flows From Financing Activities:
Distributions paid on common stock	(13,215,773)
Increase in due to custodian	99,495
Increase in payable for reverse repurchase agreements	8,684,875
Net Cash Used in Financing Activities	(4,431,403)
Net Increase (Decrease) in Cash	(10,948,822)
Cash at Beginning of Period	12,450,628
Cash at End of Period	$1,501,806

*	Included in operating expenses is cash of $2,492,075 paid for interest on borrowings.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	17

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1,3]	2015[1,4]	2014[1,4]	2013[1,4]	2012[1,4]

Net asset value, beginning of period	$12.79	$12.37	$12.16	$12.96	$13.24	$14.93	$14.26

Income (loss) from operations:
Net investment income	0.19	0.38	0.34	0.25	0.38	0.16	0.28
Net realized and unrealized gain (loss)	(0.18)	0.46	0.24	(0.68)	(0.22)	(1.45)	0.76
Total income (loss) from operations	0.01	0.84	0.58	(0.43)	0.16	(1.29)	1.04

Less distributions from:
Net investment income	(0.22) [5]	(0.42)	(0.29)	(0.11)	(0.36)	(0.16)	(0.32)
Net realized gains	—	—	—	(0.02)	(0.08)	(0.24)	(0.05)
Return of capital	—	—	(0.08)	(0.24)	—	—	—
Total distributions	(0.22)	(0.42)	(0.37)	(0.37)	(0.44)	(0.40)	(0.37)

Net asset value, end of period	$12.58	$12.79	$12.37	$12.16	$12.96	$13.24	$14.93

Market price, end of period	$11.14	$11.31	$10.93	$10.29	$11.30	$11.27	$13.20
Total return, based on NAV[6,7]	0.04%	6.99%	4.69%	(3.42)%	1.09%	(8.74)%	7.35%
Total return, based on Market Price[8]	0.37%	7.42%	9.85%	(5.83)%	4.03%	(11.77)%	7.64%

Net assets, end of period (millions)	$770	$782	$757	$744	$793	$810	$913

Ratios to average net assets:
Gross expenses	1.78%[9]	1.44%	1.40%[9]	1.13%	0.95%	0.75%	0.69%
Net expenses	1.78 [9]	1.44	1.40 [9]	1.13	0.95	0.75	0.69
Net investment income	3.06 [9]	3.04	3.00 [9]	1.98	2.84	1.11	1.92

Portfolio turnover rate	17%	57%	70%	59%	49%	112%	91%

See Notes to Consolidated Financial Statements.

18	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2018 (unaudited).

[3]	For the period January 1, 2016 through November 30, 2016.

[4]	For the year ended December 31.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (formerly, Western Asset/ Claymore Inflation-Linked Opportunities & Income Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (formerly, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund CFC) (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by

20	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	21

Notes to Consolidated financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$826,617,706	—	$826,617,706
Corporate Bonds & Notes	—	66,837,757	—	66,837,757
Sovereign Bonds	—	57,207,516	—	57,207,516
Collateralized Mortgage Obligations	—	35,000,036	$8,332,912	43,332,948
Non-U.S. Treasury Inflation Protected Securities	—	37,941,837	—	37,941,837
Asset-Backed Securities	—	6,822,660	—	6,822,660
Senior Loans	—	863,170	—	863,170
Total Long-Term Investments	—	1,031,290,682	8,332,912	1,039,623,594
Short-Term Investments†	$19,092,753	—	—	19,092,753
Total Investments	$19,092,753	$1,031,290,682	$8,332,912	$1,058,716,347
Other Financial Instruments:
Futures Contracts	5,094,843	—	—	5,094,843
Forward Foreign Currency Contracts	—	2,615,381	—	2,615,381
Total Other Financial Instruments	$5,094,843	$2,615,381	—	$7,710,224
Total	$24,187,596	$1,033,906,063	$8,332,912	$1,066,426,571

22	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$4,608,285	—	—	$4,608,285
Forward Foreign Currency Contracts	—	$2,508,992	—	2,508,992
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	78,820	—	78,820
Total	$4,608,285	$2,587,812	—	$7,196,097

†	See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2017	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases
Collateralized Mortgage Obligations	$3,618,506	$629	$0	$(16,773)	$0
Total	$3,618,506	$629	$0	$(16,773)	$0

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2018	Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018
Collateralized Mortgage Obligations	$0	$4,730,550	$0	$8,332,912	$(16,773)
Total	$0	$4,730,550	$0	$8,332,912	$(16,773)

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	23

Notes to Consolidated financial statements (unaudited) (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

24	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	25

Notes to Consolidated financial statements (unaudited) (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of May 31, 2018, the total notional value of all credit default swaps to sell protection was $33,330,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/ entity.

For average notional amounts of swaps held during the six months ended May 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the

26	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counter-party to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral

28	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. At May 31, 2018, the Fund held collateral received for reverse repurchase agreements from Deutsche Bank in the amount of $2,702,000.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Consolidated Statement of Cash Flows.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty

30	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of May 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,508,992. If a contingent feature in the

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	31

Notes to Consolidated financial statements (unaudited) (cont’d)

master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,030,000, which could be used to reduce the required payment.

At May 31, 2018, the Fund held collateral from Barclays Bank PLC in the amount of $282,998. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2018 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

32	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “Non-U.S. Advisers”) are also the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund. At no time since becoming investment advisers with respect to the Fund in 2008 through the end of the reporting period in May 31, 2018 has any of the Non-U.S. Advisers received any compensation from the Fund or Western Asset for services provided with respect to the Fund.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	33

Notes to Consolidated financial statements (unaudited) (cont’d)

During the portion of the reporting period prior to April 27, 2018, the Fund’s investment adviser was Security Investors, LLC (“Security Investors”) under an Investment Advisory Agreement which provided for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets.

Effective April 27, 2018, Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.

During the portion of the reporting period prior to April 27, 2018, LMPFA provided certain administrative and accounting functions and Security Investors provided certain shareholder servicing and corporate secretarial and related functions for the Fund. The Fund paid LMPFA a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000, and the services provided by Security Investors were provided under its Investment Advisory Agreement with the Fund.

3. Investments

During the six months ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$44,454,781	$141,262,603
Sales	16,040,902	148,904,947

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$1,056,374,096	$18,561,227	$(16,218,976)	$2,342,251
Swap contracts	591,636	—	(78,820)	(78,820)
Futures contracts	—	5,094,843	(4,608,285)	486,558
Forward foreign currency contracts	—	2,615,381	(2,508,992)	106,389

34	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Transactions in reverse repurchase agreements for the Fund during the six months ended May 31, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$301,520,614	1.81%	$315,275,875

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.20% to 2.11% during the six months ended May 31, 2018. Interest expense incurred on reverse repurchase agreements totaled $2,723,010.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$2,852,910	$270,069	$1,971,864	$5,094,843
Forward foreign currency contracts	—	2,615,381	—	2,615,381
Total	$2,852,910	$2,885,450	$1,971,864	$7,710,224

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts[2]	$1,472,228	$1,528,683	—	$1,607,374	$4,608,285
Centrally cleared swap contracts[3]	—	—	$78,820	—	78,820
Forward foreign currency contracts	—	2,508,992	—	—	2,508,992
Total	$1,472,228	$4,037,675	$78,820	$1,607,374	$7,196,097

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	35

Notes to Consolidated financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$(1,071,358)	—	—	—	$(1,071,358)
Futures contracts	1,121,026	$(489,354)	—	$3,178,893	3,810,565
Swap contracts	—	—	$403,418	—	403,418
Forward foreign currency contracts	—	1,470,280	—	—	1,470,280
Total	$49,668	$980,926	$403,418	$3,178,893	$4,612,905

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$(54,823)	—	—	—	$(54,823)
Futures contracts	1,170,375	$(522,237)	—	$726,884	1,375,022
Swap contracts	—	—	$(208,176)	—	(208,176)
Forward foreign currency contracts	—	158,928	—	—	158,928
Total	$1,115,552	$(363,309)	$(208,176)	$726,884	$1,270,951

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

During the six months ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$82,455
Futures contracts (to buy)	410,842,143
Futures contracts (to sell)	224,348,600
Forward foreign currency contracts (to buy)	129,008,971
Forward foreign currency contracts (to sell)	83,931,661

Average Notional Balance
Credit default swap contracts (to sell protection)	$33,330,000

†	At May 31, 2018, there were no open positions held in this derivative.

36	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$2,615,381	$(987,436)	$1,627,945	$(262,998)	$1,364,947
Citibank N.A.	—	(485,769)	(485,769)	—	(485,769)
JPMorgan Chase & Co.	—	(1,035,787)	(1,035,787)	1,010,000	(25,787)
Total	$2,615,381	$(2,508,992)	$106,389	$747,002	$853,391

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to May 31, 2018

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/15/2018	6/29/2018	$0.0360
7/13/2018	7/31/2018	$0.0360

6. Stock repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2018, the Fund did not repurchase any shares.

7. Deferred capital losses

As of November 30, 2017, the Fund had deferred capital losses of $44,625,152, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

8. Litigation

On April 26, 2018 a lawsuit entitled Howard Winston vs. Western Asset Management Company et al. was filed in the United States District Court for the Central District of California. The lawsuit, ostensibly filed on behalf of the Fund and Western Asset Inflation-Linked Income Fund (together, the “Funds”), seeks monetary damages and other relief in connection with claims that the defendants received excessive compensation from the Funds in violation of Section 36(b) of the Investment Company Act of 1940, as amended. On July 2, 2018, defendants Western Asset Management Company, LLC (formerly, Western Asset Management Company), Western Asset Management Company Ltd., Western Asset Management Company Pte. Ltd., and Western Asset Management Company Limited (together, the “Western Asset Defendants”) and defendant Security Investors, LLC filed motions to dismiss all counts respectively asserted against the defendant entities. The Western Asset Defendants have informed the Fund that they believe that the lawsuit will have no material adverse effect on the ability of any one of them to continue providing services to the Fund or on the Fund itself.

38	Western Asset Inflation-Linked Opportunities & Income Fund 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

In February 2018, Western Asset Management Company, LLC, then known as Western Asset Management Company (“Western Asset”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) developed a proposal to reduce Fund fees and streamline the management and administration of the Fund. The proposal was unanimously approved by the Fund’s Board of Trustees (the “Board”) and shareholders have voted on and approved certain aspects of the proposal as described below.

The proposal entailed Western Asset and LMPFA replacing Security Investors, LLC (“SI”) and assuming its responsibilities with respect to the Fund. The Fund’s Investment Advisory Agreement with SI (the “Previous Advisory Agreement”) has been replaced with a shareholder-approved Investment Advisory Agreement with Western Asset (the “New Advisory Agreement”) and the Investment Management Agreements between SI and Western Asset, and separately among SI, Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Managers”) (the “Previous Sub-Advisory Agreements” and together with the Previous Advisory Agreement, the “Previous Agreements”) have been replaced with Investment Management Agreements between Western Asset and each of the Non-U.S. Managers (the “New Sub-Advisory Agreements” and together with the New Advisory Agreement, the “New Agreements”).

The Board unanimously approved the proposal and subsequently recommended that shareholders approve the New Agreements at the Fund’s annual meeting held on May 30, 2018. The Board met on February 16, 2018 to consider Western Asset’s and LMPFA’s proposal. The Governance & Nominating Committee held a meeting on February 25, 2018 to further discuss the proposal and materials prepared by Western Asset and LMPFA, including responses to requests for additional information, and materials prepared by counsel to the Independent Trustees, related to the proposal. At a meeting held on February 26, 2018, the Board (which is composed solely of Independent Trustees) considered and approved the New Agreements for a two-year term. The Board also considered and approved an interim Investment Advisory Agreement between the Fund and Western Asset (the “Interim Advisory Agreement”) and interim Investment Management Agreements for the Fund with respect to each of the Non-U.S. Managers (the “Interim Sub-Advisory Agreements,” and together with the Interim Advisory Agreement, the “Interim Agreements”) to enable Western Asset and the Non-U.S. Managers to serve as investment managers of the Fund following the termination of the Previous Agreements and pending shareholder approval of the New Agreements.

Provided below is an overview of the primary factors the Board considered in connection with its review and approval of the Interim Agreements and the New Agreements (together,

Western Asset Inflation-Linked Opportunities & Income Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the “Agreements”). In determining whether to approve the Agreements for the Fund, the Board considered the best interests of the Fund and its shareholders. No single factor was determinative in the Board’s analysis, but rather each Trustee considered a variety of factors.

In considering the Agreements, the Board noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Managers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Managers. Therefore, in connection with their deliberations noted below, the Board primarily focused on the information provided by Western Asset when considering the approval of the Agreements. The Board also noted that the Fund would not pay management fees directly to any of the Non-U.S. Managers because Western Asset would be responsible for paying such fees, if any.

As part of its review, the Board examined Western Asset’s and the Non-U.S. Managers’ ability to provide high quality investment management services to the Fund. The Board also considered the investment philosophy and research and decision-making processes of Western Asset and the Non-U.S. Managers; the experience of their key advisory personnel responsible for management of the Fund; the ability of Western Asset and the Non-U.S. Managers to attract and retain capable research and advisory personnel; the entrepreneurial risk to Western Asset associated with sponsoring the Fund; the capability and integrity of Western Asset’s and the Non-U.S. Managers’ senior management and staff; and the level of skill required to manage the Fund, noting in particular the substantial complexities in purchasing fixed income securities of below-investment-grade quality and emerging-markets debt instruments. In addition, the Board reviewed the quality of Western Asset’s and the Non-U.S. Managers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect Western Asset’s and the Non-U.S. Managers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Board concluded that Western Asset’s and the Non-U.S. Managers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies and that Western Asset and the Non-U.S. Managers would be able to meet any reasonably foreseeable obligations under the Agreements.

In connection with the Board’s consideration of the Agreements, the Board also considered, among other information, the following factors: the aggregate advisory fee rate payable by the Fund would be reduced significantly under the Interim Advisory Agreement and the New Advisory Agreement; Western Asset’s statement to the Board that the manner in which the Fund’s assets are managed, Western Asset’s portfolio management team for the Fund,

40	Western Asset Inflation-Linked Opportunities & Income Fund

and the Fund’s investment strategies would not change as a result of restructuring the management arrangements for the Fund; the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Previous Advisory Agreement are substantially similar, except that the Fund would pay a lower investment advisory fee rate under the Interim Advisory Agreement and New Advisory Agreement and Western Asset would not provide shareholder servicing functions under the Interim Advisory Agreement and New Advisory Agreement; the assurance from Western Asset and LMPFA that there would not be any diminution in the nature, quality and extent of services provided to the Fund; that LMPFA would provide the Fund with certain services previously provided by SI and LMPFA’s experience and capabilities in provision of such services to closed-end funds; the performance of the Fund compared to the performance of a group of closed-end bond funds and the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index; information concerning management fees paid to investment managers of similarly managed funds as well as fees paid by other clients of Western Asset; Western Asset’s financial condition; the reputation, capabilities, experience, organizational structure and financial resources of Western Asset and LMPFA; and the potential benefits of streamlining the Fund’s advisory arrangements by obtaining services exclusively from parties that are affiliated with one another (Western Asset and the Non-U.S. Managers), after eliminating the role of SI, which is not affiliated with Western Asset, and uncertainty over whether the parties would continue in their existing roles over the long-term given the evolution of the Fund, and its service providers and their businesses since the Fund’s launch over 14 years ago.

The Board noted that portfolio management services to the Fund would remain unchanged. The Fund would continue to be managed by S. Kenneth Leech, Michael C. Buchanan, Frederick Marki and Chia-Liang Lian. The Board also considered Western Asset’s representations to the Board that the impact of the Agreements on the day-to-day operations of the Fund would be neutral or positive. Based on this review, the Board concluded that the range and quality of services provided to the Fund were expected to continue under the Agreements at the same or improved levels.

The Board also considered the fact that the aggregate annual advisory, administration and servicing fee rates for the Fund are expected to decrease by 0.24% of the Fund’s Average Weekly Assets under the Fund’s Interim Advisory Agreement and New Advisory Agreement and the Fund’s Amended and Restated Administrative Services Agreement with LMPFA as compared to the Fund’s Previous Advisory Agreement and previous Administrative Services Agreement. Although the fees received by Western Asset and any received by the Non-U.S. Managers under the Agreements would be higher than those received under the Previous Sub-Advisory Agreements, the Fund’s overall investment advisory fee rate, alone and when aggregated with administrative fees, would decrease. The Board also considered that, under the Interim Advisory Agreement and the New Advisory Agreement, Western Asset would provide the Fund with a continuous investment program (subject to its

Western Asset Inflation-Linked Opportunities & Income Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ability to delegate its duties under the Agreements) with respect to all of its assets and would provide advice and recommendations with respect to other aspects of the business and affairs of the Fund rather than acting as a sub-adviser for the Fund subject to oversight by a primary investment adviser. The Board concluded that these factors supported approval of the Interim Agreements and New Agreements.

With respect to the performance of the Fund, the Board considered that, where SI had delegated responsibility for the management of the Fund’s portfolio to Western Asset and the Non-U.S. Managers, Western Asset and the Non-U.S. Managers would continue to manage the portfolios. The Board also considered that the portfolio management personnel responsible for the management of the portfolio would not change as a result of the restructuring of the management arrangements for the Fund. Thus, the Fund would receive a significant reduction in costs while maintaining the same portfolio management team. The Board concluded that these factors supported approval of the Agreements.

The Board also noted that Western Asset’s future profitability from its relationship with the Fund would be given further consideration on a regular basis going forward.

The Board considered any potential economies of scale that may result from the changes to the Fund’s management arrangements and noted that this would be given further consideration on a regular basis going forward.

The Board also considered other benefits to Western Asset and its affiliates expected to be derived from their relationships with the Fund as a result of the changes to the Fund’s management arrangements, including the “fallout benefits,” such as reputational value derived from serving as investment adviser or sub-adviser to the Fund, and the affiliation between Western Asset and LMPFA.

The Board considered that, as part of the proposal, LMPFA’s administrative services fee rate would increase from an annual rate of 0.04% of the Fund’s Average Weekly Assets, to an annual rate of 0.05% of the Fund’s Average Weekly Assets, but with the elimination of the existing minimum annual fee of $225,000 and with LMPFA having the responsibility of providing additional services to the Fund in addition to the existing services it provided. Therefore, the Board concluded that the advisory and sub-advisory fees are reasonable, taking into consideration other benefits. The Board also concluded that the increase in the administrative services fee rate and the elimination of the existing minimum annual fee were in the best interests of the Fund and its shareholders.

In their deliberations with respect to these matters, the Trustees (all of whom are Independent Trustees) were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of Western Asset and the Non-U.S. Managers. The Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the

42	Western Asset Inflation-Linked Opportunities & Income Fund

law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Board determined, in the exercise of their business judgment, that the fees to be paid to Western Asset and the Non-U.S. Managers under the Agreements were fair and reasonable given the scope and quality of the services rendered by each and that approval of the Agreements was in the best interest of the Fund and its shareholders.

[1]

“Average Weekly Assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Western Asset Inflation-Linked Opportunities & Income Fund	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 30, 2018. Of the 61,184,134 common shares outstanding on the record date for the meeting, the following shares voted at the meeting:

1. Election of Trustees

	For	Withheld
Ronald A. Nyberg	54,388,292	3,945,624

2. Approval of a new investment advisory agreement between the Fund and Western Asset Management Company, LLC (“Western Asset”)

For	Withheld	Abstentions	Broker Non-Votes
40,407,812	597,974	209,674	17,118,453

3. Approval of a new sub-advisory agreement between Western Asset and Western Asset Management Company Limited (“Western Asset London”) with respect to the Fund

For	Withheld	Abstentions	Broker Non-Votes
40,356,167	621,325	237,971	17,118,453

4. Approval of a new sub-advisory agreement between the Fund and Western Asset Management Company Ltd. (“Western Asset Japan”) with respect to the Fund

For	Withheld	Abstentions	Broker Non-Votes
40,346,306	625,449	243,707	17,118,453

5. Approval of a new sub-advisory agreement between Western Asset and Western Management Company Pte. Ltd. (“Western Asset Singapore”) with respect to the Fund

For	Withheld	Abstentions	Broker Non-Votes
40,348,475	626,416	240,571	17,118,453

44	Western Asset Inflation-Linked Opportunities & Income Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc, 462 South 4th Street, Suite 1600 Louisville, KY 40202. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q

Western Asset Inflation-Linked Opportunities & Income Fund	45

Dividend reinvestment plan (unaudited) (cont’d)

by calling 1-888-777-0102, by visiting the Fund’s website www.lmcef.com, or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

46	Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset

Inflation-Linked Opportunities & Income Fund

Trustees

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Jane Trust

President

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Protection Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Investment managers and advisers†

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Administrator††

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective April 9, 2018, BNY became custodian.
†	Prior to April 27, 2018, Security Investors, LLC served as investment adviser.
††

Prior to April 27, 2018, LMPFA provided certain administrative and accounting functions and Securities Investors, LLC provided certain shareholder servicing and corporate secretarial and related functions.

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

Computershare Inc.

462 South 4th Street,

Suite 1600

Louisville, KY 40202

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.lmcef.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013851 7/18 SR18-3388A

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Opportunities & Income Fund

By:	/s/ Jane Trust
Jane Trust
President

Date:	July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
President

Date:	July 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2018